Filed Pursuant to Rule 497(k)

Registration No.: 333-53589

VALIC COMPANY II

Small Cap Value Fund

Supplement dated April 27, 2016 to the Fund’s

Summary Prospectus

dated January 1, 2016, as supplemented and amended to date

At a meeting held on April 25-26, 2016, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved an amendment to the investment sub-advisory agreement (“Sub-Advisory Agreement”) between The Variable Life Insurance Company and Metropolitan West Capital Management, LLC (“MetWest”), with respect to the VC II Small Cap Value Fund (the “Fund”) in connection with the merger of the Fund’s current sub-adviser, MetWest, into Wells Capital Management Incorporated (“Wells Capital Management”) (the “Merger”). The Merger is expected to take place on or about July 1, 2016 (the “Effective Date”). With the completion of the Merger, MetWest personnel will become exclusively personnel of Wells Capital Management. The Merger is not expected to result in any change to the portfolio manager of the Fund, its investment strategies, the nature and level of services provided to the Fund, or its fees and expenses. The Merger will not constitute an “assignment” for purposes of the Investment Company Act of 1940, as amended, and the Sub-Advisory Agreement will continue in force with WellsCap.

On the Effective Date, the following changes will become effective:

In the section entitled “Fund Summary: Small Cap Value Fund – Performance Information,” the second and third paragraphs are deleted in their entirety and replaced with the following:

SunAmerica Asset Management, LLC (“SAAMCo”) was a co-subadviser of the Fund from February 28, 2010 to December 14, 2012. Effective February 8, 2010, Wells Capital Management Incorporated (f/k/a Metropolitan West Capital Management, LLC) (“WellsCap”) assumed co-subadvisory duties. As of January 1, 2002, J.P. Morgan Investment Management Inc. (“JPMIM”) (and its predecessors) assumed management of the Fund.

JPMIM manages approximately 58% of the Fund’s assets and WellsCap manages approximately 42% of the Fund’s assets. The percentage of the Fund’s assets each subadviser manages may change from time-to-time at the discretion of Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

In the section entitled “Fund Summary: Small Cap Value Fund – Investment Adviser,” all reference to Metropolitan West Capital Management, LLC and MetWest are hereby deleted and replaced with a reference to Wells Capital Management Incorporated or WellsCap, respectively.